Exhibit 99.1

AMENDMENT TO THE MERGER AGREEMENT

        Reference is made to the Agreement and Plan of Merger dated as of March 30, 2003, among Frontier Oil Corporation, Front Range Himalaya Corporation, Front Range Merger Corporation, Himalaya Merger Corporation and Holly Corporation (the “Merger Agreement”).

         1.    Amendment to Merger Agreement. The undersigned hereby agree to amend the Merger Agreement by replacing the form of Parent bylaws attached as Exhibit B to the Merger Agreement in its entirety with the form of Parent bylaws attached as Exhibit B hereto.

         2.    Effect of Amendment. This Amendment to the Merger Agreement (this "Amendment") shall be effective only for the specific purposes set forth herein, and, except as modified by this Amendment, the terms, covenants and provisions of the Merger Agreement are hereby ratified and confirmed and shall continue in full force and effect.

         3.    Governing Law; Waiver of Jury Trial. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AMENDMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT OR THE MERGER AGREEMENT.

         4.    Counterparts; Facsimiles. This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument. A signature transmitted by facsimile shall be treated for all purposes by the parties hereto as an original, shall be binding upon the party transmitting such signature without limitation.

        IN WITNESS WHEREOF, the undersigned have caused this Amendment to the Merger Agreement to be duly executed as of May 12, 2003.

Frontier Oil Corporation By: /s/ James R. Gibbs Name: James R. Gibbs Title: President & CEO, Chairman of The Board	Holly Corporation By: /s/ Matthew P. Clifton Name: Matthew P. Clifton Title: President
Front Range Merger Corporation By: /s/ James R. Gibbs Name: James R. Gibbs Title: President & CEO	Himalaya Merger Corporation By: /s/ James R. Gibbs Name: James R. Gibbs Title: President & CEO
Front Range Himalaya Corporation By: /s/ James R. Gibbs Name: James R. Gibbs Title: President & CEO

EXHIBIT B

AMENDED AND RESTATED BYLAWS
OF
FRONT RANGE HIMALAYA CORPORATION
(HEREINAFTER CALLED THE “CORPORATION”)

ARTICLE I.
OFFICES

        Section 1.   The Corporation will maintain its executive offices in Houston, Texas, or such other place as determined by the Board of Directors of the Company.

        Section 2.   The Corporation may have other offices at such places both within and without the State of Wyoming as the Board of Directors may from time to time determine.

ARTICLE II.
MEETINGS OF SHAREHOLDERS

        Section 1.   Place of Meetings. Meetings of the shareholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Wyoming, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

        Section 2.   Annual Meetings. The annual meetings of shareholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meetings the shareholders shall elect directors and transact such other business as may properly be brought before the meeting. Written notice of each annual meeting stating the place, date and hour of the meeting shall be given to each shareholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

        Section 3.   Special Meetings. Special meetings of shareholders, for any purpose or purposes, may be called by the Chairman of the Board or the President of the Corporation and shall be called by the President or Secretary of the Corporation at the request of a majority of the Board of Directors. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each shareholder entitled to vote at such meeting.

        Section 4.   Quorum. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder entitled to vote at the meeting.

        Section 5.   Advance Notice. No business may be transacted at an annual meeting of shareholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any shareholder of the Corporation (i) who is a shareholder of record on the date of the giving of the notice provided for in this Section 5 and on the record date for the determination of shareholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 5. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

        To be timely, a shareholder’s notice must be received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of shareholders of the Corporation; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder, in order to be timely, must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or public disclosure (as defined below) of the date of the annual meeting was made, whichever first occurs. In no event shall the public disclosure of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above. For purposes of this second paragraph of Section 5, “public disclosure” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, PR Newswire, Bloomberg or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.

        To be in proper written form, a shareholder’s notice must set forth as to each matter such shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such shareholder, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such shareholder, (iv) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business and (v) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

        No business shall be conducted at the annual meeting of shareholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 5; provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 5 shall be deemed to preclude discussion by any shareholder of any such business. If the chair of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the chair shall declare that the business was not properly brought before the meeting and such business shall not be transacted.

        At a special meeting of shareholders, only such business shall be conducted as shall have been set forth in the notice relating to the meeting. At any meeting, matters incident to the conduct of the meeting may be voted upon or otherwise disposed of as the chair of the meeting shall determine to be appropriate.

        Section 6.   Voting. Unless otherwise required by law, the Articles of Incorporation or these Bylaws, (i) any question brought before any meeting of shareholders shall be decided by the vote of the holders of a majority of the shares represented and entitled to vote thereat, and (ii) each shareholder represented at a meeting of shareholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such shareholder. Such votes may be cast in person or by proxy, but no proxy shall be voted on or after three (3) years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the chair of a meeting of shareholders, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

        Section 7.   List of Shareholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder of the Corporation who is present.

        Section 8.   Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the shareholders entitled to examine the stock ledger, the list required by Section 7 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of shareholders.

ARTICLE III.
DIRECTORS

        Section 1.   Number and Election of Directors. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. Unless otherwise provided in the Articles of Incorporation, the number of directors which shall constitute the whole Board of Directors shall be fixed from time to time exclusively by resolution of the Board of Directors adopted by the affirmative vote of at least a majority of the total number of authorized directors most recently fixed by the Board of Directors. No reduction in the authorized number of members of the Board of Directors shall have the effect of removing any director from office before that director’s term of office expires. Directors need not be residents of the State of Wyoming or shareholders of the Corporation.

        Section 2.   Vacancies. Vacancies on the Board of Directors and newly created directorships resulting from an increase in the authorized number of members of the Board of Directors may be filled only by a majority of the total members of the Board of Directors. Each director, including a director elected to fill a vacancy or a newly created directorship, shall hold office until the next election of directors and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal from office. Any director or the entire Board of Directors may be removed from office at any time but only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all outstanding shares of capital stock of the Corporation then entitled to vote in an election of directors of the Corporation voting as a single class. Except as may otherwise be provided by law, cause for removal shall exist only if the director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal or has been adjudged by a court of competent jurisdiction to be liable for negligence or misconduct in the performance of his or her duty to the Corporation in a matter of substantial importance to the Corporation, and such adjudication is no longer subject to direct appeal.

        Section 3.   Nominations. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of shareholders of the Corporation either by or at the direction of the Board of Directors or by any shareholder of record entitled to vote in the election of directors at such meeting who has complied with the notice procedures set forth in this Section 3. A shareholder who desires to nominate a person for election to the Board of Directors at a meeting of shareholders of the Corporation and who is eligible to make such nomination must give timely written notice of the proposed nomination to the Secretary of the Corporation. To be timely, a shareholder’s notice given pursuant to this Section 3 must be received at the principal executive offices of the Corporation not less than ninety (90) nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of shareholders of the Corporation; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder, in order to be timely, must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or public disclosure (as defined below) of the date of the annual meeting was made, whichever first occurs. In no event shall the public disclosure of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above. For purposes of the preceding sentence, “public disclosure” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, PR Newswire, Bloomberg or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended. Such shareholder’s notice to the Secretary of the Corporation shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of capital stock of the Corporation which are then beneficially owned by such person, (iv) any other information relating to such person that is required by law or regulation to be disclosed in solicitations of proxies for the election of directors of the Corporation and (v) such person’s written consent to being named as a nominee for election as a director and to serve as a director if elected and (b) as to the shareholder giving the notice, (i) the name and address, as they appear in the stock records of the Corporation, of such shareholder, (ii) the class and number of shares of capital stock of the Corporation which are then beneficially owned by such shareholder, (iii) a description of all arrangements or understandings between such shareholder and each nominee for election as a director and any other person or persons (naming such person or persons) relating to the nomination proposed to be made by such shareholder, and (iv) any other information required by law or regulation to be provided by a shareholder intending to nominate a person for election as a director of the Corporation. At the request of the Board of Directors, any person nominated by or at the direction of the Board of Directors for election as a director of the Corporation shall furnish to the Secretary of the Corporation the information concerning such nominee which is required to be set forth in a shareholder’s notice of a proposed nomination. No person shall be eligible for election as a director of the Corporation unless nominated in compliance with the procedures set forth in this Section 3. The chair of a meeting of shareholders of the Corporation shall refuse to accept the nomination of any person not made in compliance with the procedures set forth in this Section 3, and such defective nomination shall be disregarded.

        Section 4.   Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Corporation’s Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the shareholders.

        Section 5.   Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Wyoming. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer or any two directors. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the time of the meeting, by telephone, electronic facsimile or telegram not less than twenty-four (24) hours before the time of the meeting, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate under the circumstances.

        Section 6.   Quorum. Except as may be otherwise specifically provided by law, the Corporation’s Articles of Incorporation or these Bylaws, at all meetings of the Board of Directors, a majority of the entire number of members of the Board of Directors (including any directorships that are then vacant) shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

        Section 7.   Actions of Board. Unless otherwise provided by the Corporation’s Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all of the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

        Section 8.   Meetings by Means of Conference Telephone. Unless otherwise provided by the Corporation’s Articles of Incorporation or these Bylaws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 8 of this Article III shall constitute presence in person at such meeting.

        Section 9.   Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may, when specifically authorized by the Board of Directors to do so, unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent allowed by law and provided in the resolution establishing such committee, shall have and may exercise all of the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Each committee shall keep regular minutes and report to the Board of Directors when required.

        Section 10.   Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

        Section 11.   Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose if (i) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

        Section 12.   Corporate Governance During Specified Period. Notwithstanding anything to the contrary contained in this Article III, during the Specified Period (as defined in Article X) the provisions set forth in Article X shall govern and be controlling to the extent that any provision in this Article III is inconsistent or conflicts with Article X.

ARTICLE IV.
OFFICERS

        Section 1.   General. The officers of the Corporation shall be chosen by the Board of Directors and shall be a Chairman of the Board, a Chief Executive Officer, a President, a Chief Financial Officer and a Secretary. The Board of Directors, in its discretion, may also choose a Treasurer and one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Corporation’s Articles of Incorporation or these Bylaws. The officers of the Corporation need not be shareholders of the Corporation nor need such officers be directors of the Corporation.

        Section 2.   Election. The Board of Directors at its first meeting held after each annual meeting of shareholders shall elect the officers of the Corporation, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier death, resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries and other compensation of all officers of the Corporation shall be fixed by the Board of Directors, or a committee thereof.

        Section 3.   Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chief Executive Officer, President or any Vice President and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

        Section 4.   Chairman of the Board. The Chairman of the Board shall preside at all meetings of the Board of Directors and shall perform such other duties, if any, as may be specified by the Board from time to time.

        Section 5.   Chief Executive Officer. The Chief Executive Officer of the Corporation shall be the chief executive officer of the Corporation, shall have general direction of the business and affairs of the Corporation and general supervision over its several officers, subject, however, to the control of the Board of Directors, and shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer may sign, with the Secretary or Assistant Secretary, certificates representing shares of stock of the Corporation. The Chief Executive Officer shall perform all duties incident to the office of the Chief Executive Officer and such other duties as from time to time may be assigned to him by the Board of Directors or as prescribed by these Bylaws.

        Section 6.   President. The Chief Executive Officer of the Corporation shall be the President of the Corporation. The President shall perform such duties and have such powers as the Board of Directors may from time to time prescribe. The President may sign, with the Secretary or Assistant Secretary, certificates representing shares of stock of the Corporation.

        Section 7.   Chief Financial Officer. The Chief Financial Officer of the Corporation shall be the chief financial officer of the Corporation. The Chief Financial Officer shall perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. In the absence of a Treasurer, the Chief Financial Officer shall have the duties and exercise the powers of the Treasurer.

        Section 8.   Vice Presidents. The Vice Presidents shall perform such duties and have such authority as may be specified in these Bylaws or by the Board of Directors or the Chief Executive Officer. In the absence of the Chief Executive Officer, a Vice President designated by the Board of Directors shall have the duties and exercise the powers of the Chief Executive Officer.

        Section 9.   Secretary. The Secretary shall keep the minutes of the shareholders and of the Board of Directors meetings, authenticate records of the Corporation and perform such duties and have such authority as may be specified in these Bylaws or by the Board of Directors or the Chief Executive Officer.

        Section 10.   Assistant Secretaries. The Assistant Secretary or Secretaries shall, in the absence or disability of the Secretary, perform the duties and exercise the authority of the Secretary and shall perform such other duties and have such other authority as the Board of Directors or the Chief Executive Officer may from time to time prescribe.

        Section 11.   Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors or the Chief Executive Officer or the Chief Financial Officer, taking proper vouchers for such disbursements, and shall render to the Board of Directors when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

        Section 12.   Assistant Treasurers. The Assistant Treasurer or Treasurers shall, in the absence or disability of the Treasurer, perform the duties and exercise the authority of the Treasurer and shall perform such other duties and have such other authority as the Board of Directors or the Chief Executive Officer or the Chief Financial Officer may from time to time prescribe.

        Section 13.   Corporate Governance During Specified Period. Notwithstanding anything to the contrary contained in this Article IV, during the Specified Period (as defined in Article X) the provisions set forth in Article X shall govern and be controlling to the extent that any provision in this Article IV is inconsistent or conflicts with Article X.

ARTICLE V.
SHARES

        Section 1.   Form of Certificates. Every holder of shares in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation (i) by the Chief Executive Officer, President or a Vice President and (ii) by the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such holder of shares in the Corporation.

        Section 2.   Signatures. Where a certificate is countersigned by (i) a transfer agent other than the Corporation or its employee, or (ii) a registrar other than the Corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

        Section 3.   Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such owner’s legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

        Section 4.   Transfers. Shares of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of shares shall be made on the books of the Corporation only by the person named in the certificate or by his or her attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued.

        Section 5.   Record Date. In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

        Section 6.   Beneficial Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

ARTICLE VI.
NOTICES

        Section 1.   Notices. Whenever written notice is required by law, the Corporation’s Articles of Incorporation or these Bylaws, to be given to any director, member of a committee or shareholder, such notice may be given by mail, addressed to such director, member of a committee or shareholder, at his or her address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by electronic facsimile, telegram, telex, overnight courier or cable.

        Section 2.   Waivers of Notice. Whenever any notice is required by law, the Corporation’s Articles of Incorporation or these Bylaws, to be given to any director, member of a committee or shareholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE VII.
GENERAL PROVISIONS

        Section 1.   Dividends. Dividends upon the capital stock of the Corporation, subject to limitations imposed by law and the provisions of the Corporation’s Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property, or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

        Section 2.   Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

        Section 3.   Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

        Section 4.   Corporate Seal. The corporate seal, if any, shall be in such form as the Board of Directors may prescribe.

ARTICLE VIII.
INDEMNIFICATION

        Section 1.   Power to Indemnify in Actions, Suits or Proceedings Other than Those by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in respect thereof.

        Section 2.   Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in respect thereof.

        Section 3.   Expenses Payable in Advance. Expenses (including attorneys’ fees) incurred by a director or officer in defending any threatened or pending civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article VIII and a good faith affirmation by or on behalf of such director or officer that he or she has met the standard of conduct required by law or that liability has been eliminated by the Articles of Incorporation.

        Section 4.   Nonexclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by or granted pursuant to this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, contract, vote of shareholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in a person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 1 and 2 of this Article VIII shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Section 1 or Section 2 of this Article VIII but whom the Corporation has the power or obligation to indemnify under the provisions of the Wyoming Business Corporation Act, or otherwise.

        Section 5.   Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by him or her in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VIII.

        Section 6.   Certain Definitions. For purposes of this Article VIII, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had the power and authority to indemnify its directors and officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such indemnification relates to such person’s acts while serving in any of the foregoing capacities of such constituent corporation, as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries.

        Section 7.   Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

        Section 8.   Limitation on Indemnification. Notwithstanding anything contained in this Article VIII to the contrary, the Corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

        Section 9.   Indemnification of Employees and Agents. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VIII to directors and officers of the Corporation.

ARTICLE IX.
AMENDMENTS

        Section 1.   Amendments. Except as otherwise provided in Article X, any action to alter, amend or repeal these Bylaws or to adopt new Bylaws shall require the affirmative vote of at least a majority of the members of the entire Board of Directors and may be adopted by the Board of Directors at any regular or special meeting thereof.

ARTICLE X.
CORPORATE GOVERNANCE DURING SPECIFIED PERIOD

         Section 1.   Defined Terms. As used in this Article X,

         (a)  “Effective Time” has the meaning set forth in the Merger Agreement.

         (b)  “Frontier Designees” has the meaning set forth in the Merger Agreement.

         (c)  “Holly Designees” has the meaning set forth in the Merger Agreement.

         (d)  “List A Directors” means (i) the Frontier Designees, (ii) any individual recommended by the Nominating Committee and approved by the Board of Directors to fill a vacancy among the List A Directors and (iii) any individual elected to replace a List A Director at any meeting of the shareholders of the Corporation held during the Specified Period or designated as a List A Director pursuant to Section 4 of this Article X.

         (e)  “List B Directors” means (i) the Holly Designees, (ii) any individual recommended by the Nominating Committee and approved by the Board of Directors to fill a vacancy among the List B Directors and (iii) any individual elected to replace a List B Director at any meeting of the shareholders of the Corporation held during the Specified Period or designated as a List B Director pursuant to Section 4 of this Article X.

         (f)  “Merger Agreement” means that certain Agreement and Plan of Merger, dated as of March 30, 2003, by and among Frontier Oil Corporation, the Corporation, Front Range Merger Corporation, Himalaya Merger Corporation and Holly Corporation.

         (g)  “Nominating Committee” means the members of the nominating and corporate governance committee of the Corporation.

         (h)  “Specified Period” means the period of time commencing at the Effective Time and ending immediately following the annual meeting of shareholders of the Corporation to be held in 2005.

         Section 2.   Board of Directors.

         (a)  At the Effective Time, the Board of Directors shall consist of twelve directors comprised of an equal number of List A Directors and List B Directors. During the Specified Period, upon the affirmative vote of at least 66 2/3 percent of the members of the entire Board of Directors, including the affirmative vote of at least one List A Director and one List B Director, the Board of Directors may reduce the number of members of the Board of Directors; provided that, the Board of Directors shall be comprised of an equal number of List A Directors and List B Directors throughout the Specified Period.

         (b)  During the Specified Period, in addition to any voting requirement imposed by applicable law, the Corporation's Article of Incorporation or these Bylaws, any action of the Board of Directors or any committee thereof shall require the affirmative vote of at least one List A Director and one List B Director. During the Specified Period, without the affirmative vote of at least 66 2/3 percent of the members of the entire Board of Directors, including the affirmative vote of at least one List A Director and one List B Director,

(i) the Chairman of the Board of Directors at the Effective Time and the President and Chief Executive Officer of the Corporation at the Effective Time may not be terminated or otherwise removed from such positions;

         (ii)  the powers and duties of the Chairman of the Board of Directors at the Effective Time and of the President and Chief Executive Officer of the Corporation at the Effective Time may not be diminished;

         (iii)  the Board of Directors may not propose any amendment to the Articles of Incorporation of the Corporation for submission to the shareholders of the Corporation that would have the effect of eliminating, limiting, restricting, avoiding or otherwise modifying the effect of the provisions set forth in this Article X;

         (iv)  the Corporation may not sell, lease, assign, transfer, exchange or otherwise dispose of all or substantially all of the assets of the Corporation (including the capital stock or assets of its direct and indirect subsidiaries), in a single transaction or a series of related transactions, to any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) (a “Person”); and

         (v)  the Corporation may not agree to or consummate any transaction or series of related transactions that would result in the acquisition by any Person of beneficial ownership of 25% or more of either (x) the then outstanding shares of common stock of the Corporation or (y) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors.

         (c)  During the Specified Period, without the affirmative vote of all members of the Board of Directors, the Board of Directors shall not take any action (including, without limitation, any action to alter, amend or repeal Article X of these Bylaws or to adopt new Bylaws) or fail to take any action that would have the effect of eliminating, limiting, restricting, avoiding or otherwise modifying the effect of the provisions set forth in this Article X (e.g., by creating a holding company structure if the articles or certificate of incorporation or other governing documents of such holding company do not contain equivalent provisions). To the extent that any provision of these Bylaws is inconsistent or conflicts with this Article X, this Article X shall govern and be controlling.

         Section 3.   Committees of Board of Directors.

         (a)  During the Specified Period, each committee of the Board of Directors shall consist of four directors comprised of an equal number of List A Directors and List B Directors thereon. During the Specified Period, the Board of Directors shall maintain an audit committee, a compensation committee, an executive committee, a nominating and corporate governance committee and a safety and environmental committee, each such committee to perform the functions traditionally performed by such committees except to the extent that such functions are inconsistent or conflict with this Article X.

         (b)  The Board of Directors shall have the power to remove any member of any committee thereof.

         Section 4.   Recommendations, Nominations and Designations of Directors.

         (a)  During the Specified Period, the Nominating Committee shall have the power and authority, and is entrusted with the responsibility, to recommend to the Board of Directors (i) from the candidates suggested by the List A Directors and List B Directors, as provided below in this subsection (a), (x) candidates for election to the Board of Directors at any annual or special meeting of the shareholders of the Corporation, such slate of candidates to be comprised of an equal number of List A Directors and List B Directors, and (y) candidates to fill any vacancies occurring in the Board of Directors and (ii) except for vacancies occurring in the members of the Nominating Committee, candidates to fill any vacancies occurring in the members of any committee of the Board of Directors. The List A Directors shall suggest to the Nominating Committee candidates for election to the Board of Directors as List A Directors or to fill vacancies in the List A Directors, as the case may be, as promptly as reasonably practicable before any annual or special meeting of the shareholders of the Corporation for the election of directors or after any vacancy occurs in the List A Directors. The List B Directors shall suggest to the Nominating Committee candidates for election to the Board of Directors as List B Directors or to fill vacancies in the List B Directors, as the case may be, as promptly as reasonably practicable before any annual or special meeting of the shareholders of the Corporation for the election of directors or after any vacancy occurs in the List B Directors. The Nominating Committee shall only consider the candidates suggested by the List A Directors or List B Directors as provided above. If a suggested candidate is not approved by the Nominating Committee for recommendation to the Board of Directors, then the List A Directors or List B Directors, as the case may be, shall promptly suggest a replacement candidate for the suggested candidate not so approved.

         (b)  During the Specified Period, the Nominating Committee shall endeavor in good faith to recommend a candidate to fill any vacancy occurring in the Board of Directors or the members of any committee thereof (for which the Nominating Committee has responsibility) as promptly as reasonably practicable after such vacancy occurs and a list of suggested candidates is received from the List A Directors or List B Directors, as applicable.

         (c)  During the Specified Period, the Nominating Committee shall endeavor in good faith to only recommend for election to the Board of Directors or to fill vacancies on the Board of Directors or any committee thereof (for which the Nominating Committee has responsibility) candidates who are qualified to serve on the Board of Directors or the applicable committee thereof. The Nominating Committee's assessment as to the qualifications of candidates for election to, or to fill vacancies on, the Board of Directors shall include, without limitation, consideration of each candidates ability to perform his or her duties as part of an effective, functioning board of directors and also consideration of the independence, financial expertise, skills, experience, and diversity needs of the Board of Directors. During the Specified Period, a candidate to fill a vacancy on any committee of the Board of Directors may only be from the directors who have the same designation (either as a List A Director or List B Director) as the director to be replaced by such candidate.

         (d)  During the Specified Period, the Board of Directors shall have the power to nominate candidates recommended by the Nominating Committee for election to the Board of Directors at any annual or special meeting of the shareholders of the Corporation. No director on the Board of Directors shall unreasonably withhold his or her approval of any candidate recommended by the Nominating Committee as a nominee for election to the Board of Directors. In the event that, during the Specified Period, a person is validly designated as a nominee in accordance with this subsection (d) and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Nominating Committee shall identify and recommend a substitute nominee for consideration by the Board of Directors in accordance with subsections (a) and (c). If, during the Specified Period, an individual is elected as a director of the Corporation at any meeting of the shareholders who was not nominated pursuant to, or who was nominated in violation of, the provisions of this Section 4, such individual will be deemed to have the status, as a List A Director or List B Director, of the former director he or she was elected in lieu of. If, during the Specified Period, multiple individuals are elected as directors of the Corporation at any meeting of the shareholders who were not nominated pursuant to, or who were nominated in violation of, the provisions of this Section 4 and it is not possible to determine whom they were elected in lieu of, their status as List A Directors or List B Directors shall be determined by the entire Board of Directors, such that the Board of Directors thereafter has an equal number of List A Directors and List B Directors.

         (e)  During the Specified Period, the Board of Directors shall have the power to fill any vacancies occurring in the Board of Directors or any committee thereof (other than the Nominating Committee for which the Nominating Committee shall not have any power to recommend directors to fill any vacancies occurring therein) with candidates recommended by the Nominating Committee to fill any such vacancies. No director on the Board of Directors shall unreasonably withhold his or her approval of any candidate recommended by the Nominating Committee to fill any such vacancy. During the Specified Period, the Board of Directors shall have the power to identify and approve candidates to fill any vacancies occurring in the members of the Nominating Committee. During the Specified Period, a candidate to fill a vacancy in the members of the Nominating Committee may only be from the directors who have the same designation (either as a List A Director or List B Director) as the director to be replaced by such candidate. The Board of Directors shall endeavor in good faith to fill any vacancy occurring in the Board of Directors or any committee thereof as promptly as reasonably practicable after such vacancy occurs.

         (f)  To the extent that any candidate recommended by the Nominating Committee for election to the Board of Directors is an incumbent director, during the Specified Period each such candidate who is approved by the Board of Directors as a nominee for election to the Board of Directors shall retain his or her designation as either a List A Director or a List B Director. During the Specified Period, the Nominating Committee shall recommend to the Board of Directors the designation, as either a List A Director or List B Director, of any recommended candidate for election to the entire Board of Directors who is not then an incumbent director, such that an equal number of List A Directors and List B Directors are recommended for election to the Board of Directors. Any candidate for election to the Board of Directors who is not an incumbent director and who is approved by the Board of Directors as a nominee for election to the Board of Directors shall have the designation as a List A Director or List B Director that is recommended by the Nominating Committee based on the suggestions of the List A Directors and List B Directors provided pursuant to subsection (a). During the Specified Period, a candidate recommended to fill a vacancy in the Board of Directors or in the members of any committee thereof shall have the same designation (either as a List A Director or List B Director) as the director to be replaced by such candidate.

         Section 5.   Officers.

         (a)   During the Specified Period, the Chairman of the Board shall (i) preside at all meetings of the Board of Directors, (ii) in the event that the Chief Executive Officer shall be unable to serve due to temporary illness or other disability or shall resign or be terminated, act in place and stead of the Chief Executive Officer until the Chief Executive Officer shall resume his or her duties or another person shall be appointed by the Board of Directors as Chief Executive Officer, and (iii) perform such other duties, if any, as may be specified by the Board of Directors from time to time.

         (b)  During the Specified Period, the Chief Executive Officer shall (i) exercise those duties specified in Article IV, Section 5 hereof, (ii) in the event the Chairman of the Board shall be unable to serve due to temporary illness or other disability or shall resign or be terminated, act in place and stead of the Chairman of the Board until the Chairman of the Board shall resume his or her duties or another person shall be appointed by the Board of Directors as Chairman of the Board, and (iii) perform such other duties, if any, as may be specified by the Board of Directors from time to time.